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          SECURITIES AND EXCHANGE COMMISSION

                Washington, DC  20549


                       FORM 8-K
                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the
           Securities Exchange Act of 1934


  Date of Report (Date of earliest event reported):
                    October 20, 2003


          Investors Financial Services Corp.
(Exact name of Registrant as specified in its charter)

     Delaware          0-26996           04-3279817
    (State or      (Commission File    (IRS Employer
   jurisdiction        Number)      Identification No.)
 of Incorporation

      200 Clarendon Street              02205-1537
  Boston, Massachusetts 02116           (Zip Code)
     (Address of principal
       executive offices)

Registrant's telephone number, including area code: 617 937-
                            6700

              No change since last report
       (Former name or former address, if changed
                   since last report)

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Item 9. Regulation FD Disclosure

Attached as Exhibit 99.1 and incorporated herein by reference is a copy of the press release issued by Investors Financial
Services Corp. (the "Company") on October 20, 2003.

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                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTORS FINANCIAL SERVICES CORP.



October 20, 2003
By:
/s/Kevin J. Sheehan
Kevin J. Sheehan
Chief Executive Officer and Chairman of the Board


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                            EXHIBIT INDEX

Exhibit No.	Description

99.1		Press release issued by Investors Financial
		Services Corp. dated October 20, 2003.

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